                              PROSPECTUS SUPPLEMENT

                   First Allmerica Financial Insurance Company
             Allmerica Financial Life Insurance and Annuity Company

                              SEPARATE ACCOUNT VA-K

                  Supplement to Prospectuses Dated May 1, 1999

In July, 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against First Allmerica Financial Life Insurance Company ("First Allmerica") and Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and certain of their affiliates alleging fraud, unfair or deceptive acts, breach of contract, misrepresentations, and related claims in the sale of life insurance policies. First Allmerica and Allmerica Financial deny all allegations of wrongdoing. In October, 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts; SEE BUSSIE, ET AL. VS ALLMERICA FINANCIAL CORPORATION, ET.AL., Civil Action No. 97-40204. In early November 1998, the parties entered into a settlement agreement ("Settlement"), for which the Court granted preliminary approval on December 4, 1998. A Fairness Hearing was held on March 19, 1999, and on May 19, 1999 the Court issued an order certifying members of the class ("Class Members") for settlement purposes and granting final approval of the Settlement.

Class Members under the litigation include certain persons and entities who at any time from January 1, 1978 up through and including May 31, 1998 (the "Class Period") have or had an ownership interest in certain whole life, universal life, or variable universal life insurance policies issued by First Allmerica, Allmerica Financial, or their affiliates. As used herein, "Policy" refers to a life insurance policy issued by First Allmerica, Allmerica Financial, or their affiliates and owned by a Class Member during the Class Period.

Under the Settlement, Class Members may choose been (1) General Policy Relief or
(2) the Alternative Dispute Resolution ("ADR") Process, as described in the Notice sent to all Class Members by the Court beginning on July 31, 1999. General Policy Relief includes the opportunity for the Class Member or for certain affiliated persons ("Affinity Group") of the Class Member to purchase
(1) a discounted life insurance product or (2) an annuity enhanced with contributions by First Allmerica or Allmerica Financial, including the variable annuity contract described in the attached prospectus.

If a variable annuity contract described in the attached prospectus is issued in connection with General Policy Relief, the contract (the "Enhanced Annuity Contract") will be issued subject to the following additional provisions:

- The initial deposit ("Deposit Eligible for Enhancement") in an Enhanced Annuity Contract must equal at least $5,000, and will qualify for an enhancement and surrender charge waiver according to the following schedule:

        --------------------------------- -------------------------------
                                          Maximum Initial Deposit
        Class Member's                    Eligible for Enhancement and
        Policy Face Amount                Surrender Charge Waivers
        --------------------------------- -------------------------------
        Less than $100,000                $15,000
        From $100,000 to $249,000         $30,000
        From $250,000 to $999,999         $40,000
        $1 million or over                $50,000
        --------------------------------- -------------------------------

- On each contract anniversary, a bonus of 0.50% of the Deposit Eligible for Enhancement (or the Contract Value, if less) shall be credited to the Enhanced Annuity Contract, provided that the contract is still in force.

- Any applicable surrender charges for the amount of the Deposit Eligible for Enhancement shall be waived on an Enhanced Annuity Contract owned by one natural person on and after the later of

      (i)   the date when the Contract Owner is at least 59 years of age; or

      (ii) the date the Enhanced Annuity Contract has been in force for at least five years.

-     To obtain an Enhanced Annuity Contract:

      (i) the purchaser must make the deposit with funds from a source other than a surrender of, a policy loan against, or a withdrawal of the values from, any existing insurance or annuity product issued by First Allmerica or Allmerica Financial;

      (ii) the purchaser who is the owner of the Enhanced Annuity Contract must be under age 80 at the date of issue (unless the purchaser is not a natural person, in which case the annuitant must be under age 80);

      (iii) no funds derived from a tax-qualified plan or product will be accepted as payment for an Enhanced Annuity Contract; and

      (iv) the Enhanced Annuity Contract will not be issued on a tax-qualified basis.



                                                Supplement dated August 10, 1999



Agency Advantage Annuity


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